Exhibit 10(a)
                          AGREEMENT OF LEASE


        AGREEMENT OF LEASE made as of October      , 1989, between
AIP ASSOCIATES, a partnership having its principal office at 225 Broadhollow Road, Suite 212 West, CS 5341, Melville, New York 11747-0983 (hereinafter referred to as "Landlord") and SCIENTIFIC INDUSTRIES, INC., a corporation, having its principal office at 70 Orville Drive, Bohemia, NY 11716 (hereinafter referred to as "Tenant").


                               RECITAL


Landlord has agreed to demise and lease unto Tenant and Tenant has agreed to hire and take from Landlord the premises described, outlined in red on Exhibit A annexed hereto and made a part hereof (the "Premises"), which Premises are located in the building and improvements known as 70 Orville Drive, Bohemia, NY (the "Building"), together with the right to use, in common with others, the parking area serving the Building as shown on said Exhibit A. The legal description of the land comprising the Building and said parking area is attached hereto as Exhibit A-1. Now, therefore, in consideration of the terms, conditions and covenants of this Lease, it is hereby agreed as follows:


                                 TERM


1. Landlord hereby leases to Tenant and Tenant hereby hires from Landlord, the Premises for a term of ten (10) years (or until such term shall sooner cease and expire as hereinafter provided) to commence January 1, 1990 and to terminate on December 31, 1999.


                                TITLE


2. The Premises are let subject to covenants, restrictions and easements of record, governmental laws, rules, regulations and order, and the reservation by Landlord of all air rights above, around and about the Premises and all rights to increase the size of the Building or the sizes of surrounding buildings based on the air rights appurtenant to the Premises, as, if and when permitted by any present or future zoning laws, ordinances, orders or regulations.







                                 RENT


3. (a) Tenant covenants to pay to Landlord at its principal office, or at such place as Landlord shall from time to time direct in writing, the minimum annual rent set forth below, and the additional rent required to be paid pursuant to the terms of this Lease. Minimum annual rent and such other additional rent and charges which Tenant shall be required to pay are hereinafter sometimes referred to as "Rent". Minimum annual rent shall be as follows:

During the first year of the term of this lease the basic annual rent shall be $144,354.21, payable $22,208.34 for the first month and $11,104.14 for each of the second through twelfth months.

During the second year the basic annual rental shall be $138,999.96, payable $11,583.33 in equal monthly installments.

During the third year the basic annual rental shall be $144,750.00, payable $12,062.50 in equal monthly installments.

During the fourth year the basic annual rental shall be $151,250.04, payable $12,604.17 in equal monthly installments.

During the fifth year the basic annual rental shall be $157,749.96, payable $13,145.83 in equal monthly installments.

During the sixth year the basic annual rental shall be $165,000.00, payable $13,750.00 in equal monthly installments.

During the seventh year the basic annual rental shall be $172,500.00 payable $14,375.00 in equal monthly installments.

During the eighth year the basic annual rental shall be $180,500.04, payable $15,041.67 in equal monthly installments.

During the ninth year the basic annual rental shall be $189,000.00, payable $15,750.00 in equal monthly installments.

During the tenth year the basic annual rental shall be $175,591.66, payable $16,500.00 first through eleventh months and $5,395.83 for the twelfth month.



(b) Tenant shall pay the minimum annual rent in equal monthly installments in advance on the first day of each calendar month included in the term except for the first month's rent which shall be paid one-half (1/2) on the signing of this Lease and one-half (1/2) on January 1, 1990.

(c) All Rent shall be paid in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, at the address of Landlord set forth in this Lease or at such other place as Landlord in writing may designate without (except as may be otherwise herein expressly provided) any set-off or deduction whatsoever and without any prior demand therefore.

        (d) Unless another time shall be herein expressly provided, any additional rent shall be due and payable on demand or together with the next succeeding installment of minimum annual rent, whichever shall first occur; and Landlord shall have the same remedies for failure to pay the additional rent as for a non-payment of minimum annual rent.

        (e) For any portion of a calendar month included at the beginning or end of the term, Tenant shall pay 1/30th of each monthly installment of Rent for each day of such portion, payable in advance at the beginning of such portion.

        (f) From and after fifteen (15) days after the due date of any payment of Rent, interest shall accrue thereon at the rate of 1.0% per month.

        (g) If Tenant shall default in making any payment required to be made by Tenant or in performing any obligation of Tenant under this Lease which shall require the expenditure of money, Landlord may, but shall not be obligated to make such payment on behalf of Tenant or expend such sum as may be necessary to perform or fulfill such obligation. Any sums so paid by Landlord shall be deemed Rent and shall be due and payable to Landlord at the time of payment of the next installment of minimum annual rent.


                           USE OF PREMISES


4. Tenant shall use and occupy the Premises solely for: light manufacturing, assembly, warehousing and distribution of electronic parts and components, sterilizers and mechanical apparatus, and executive and general offices in connection therewith, and for no other purpose. Tenant shall not use or permit the use of the Premises contrary to any applicable statute, ordinance or regulation or in violation of the Certificate of Occupancy, or in a manner which would cause structural injury to the Building. Tenant may change the use of the Premises to any other lawful use, provided the same does not downgrade the character or reputation of the industrial park in which the Building is located, to wit, Airport International Plaza, and is in keeping with the other tenants thereof. If, in Landlord's opinion, the changed use does downgrade the character or reputation of Airport International Plaza or is not in keeping with the business of the other tenants thereof, then the dispute shall be submitted to arbitration pursuant to Article 16
(g). In no event, however, shall any loading be permitted by, in, or through the front of the building.

5. If, in any year, during the term of this lease or any renewal, extension or modification thereof, real estate taxes (as hereinafter defined) shall be increased over and above Landlord's basic tax liability (as hereinafter defined) Tenant covenants and agrees to pay that proportion of increase as determined by the formula (as hereinafter defined) as additional rental, on the rent installment date immediately following receipt of "Landlord's Statement" (as hereinafter defined). Any increases in taxes due to Tenant's improvements performed by Tenant are to be paid in full solely by Tenant.
         (A) The term "real estate taxes" shall be deemed to mean all taxes and assessments, special or otherwise, assessed upon or with respect to the ownership of and/or all other taxable interests in the land and improvements thereon of which the demised premises are part, imposed by Federal, State or local governmental authority or any other taxing authority having jurisdiction over Landlord's tax lot or lots, but shall not include income, intangible, franchise, capital stocks, estate or inheritance taxes, or taxes based upon the receipt of rentals (unless the same shall be in lieu of "real estate taxes" as herein defined by whatever name the tax may be designated.)

         (B) "Landlord's basic tax liability" shall be a sum equal to the lesser of the amount of taxes as assessed or the said taxes as reduced by appropriate proceedings, against the land, buildings and improvements of which the premises are part in the tax year 1989/1990, excluding, however, taxes for special assessments for local improvements not located on property owned by Landlord.

                    (C)     "Formula"

                    Tenant's total
                    Square footage x increase = Tenant's share
                    Total square footage          of increase
                    of building                   (60.54%)

           (D) "Landlord's Statement" shall be that written statement which Landlord may at any time deliver to Tenant containing a computation of the increase above Landlord's basic tax liability and the amount of Tenant's proportionate share thereof.

          The failure of Landlord to deliver a Landlord's Statement as provided above, shall not prejudice nor waive the right of Landlord to deliver such statement for any subsequent tax year nor from including in said statement, as additional rental, Tenant's proportionate share of any increase for any year in which no Landlord's Statement was delivered to Tenant, but for which Tenant was otherwise obligated to pay such additional rental. In the event that Landlord's basic tax liability is reduced as a result of any appropriate proceeding, Landlord shall have the right to adjust the amount of additional rent due from Tenant for any year in which Tenant is or was obligated to pay additional rental hereunder and Tenant agrees to pay the amount of said adjustment on the next rent installment day immediately following receipt of a written statement from Landlord setting forth the amount of said adjustment.

          With respect to any period at the expiration of the term of this lease, which shall constitute a partial tax year, Landlord's Statement shall apportion the amount of the additional rental due hereunder. The obligation of the Tenant in respect of such additional rental applicable for the last year of the term of this lease or part thereof shall survive the expiration of the term of this lease.

                          LANDLORD'S WORK


  6.      (a)      Tenant represents it has inspected the Premises
  and agrees to occupy the same in its "as is" condition, except that Landlord shall perform the following work ("Landlord's
  Work") prior to the commencement to the term:

           1. change heating system serving the Premises from oil heat to gas heat;

           2.      repair the air-conditioning and
                   heating system serving the office area of the Premises;

           3.      repair the roof, if and where needed;

           4.      repair and stripe the parking area serving
                   Building


          (b)      As used herein the term "substantially
  completed" shall mean the date when the Premises are suitable for occupancy by Tenant in accordance with the plans and specifications with the exception of punch list items and insubstantial details of construction, mechanical adjustment or decoration the non completion of which does not materially interfere with Tenant's use of the Premises; but if Landlord shall be delayed in such "substantial completion" as a result of
  (i) Tenant's failure to furnish plans and specifications; (ii) Tenant's request for materials, finishes or installations other than Landlord's standard; (iii) Tenant's changes in said plans;
  (iv) the performance or completion of any work, labor or services by a party employed by Tenant; or (v) Tenant's failure to approve final plans, working drawings or reflective ceiling plans, the commencement of the term of said lease and the payment of rent there under shall be accelerated by the number of days of such delay. The terms "term" and "term of this Lease" or words of similar import shall be deemed to mean the entire period demised hereby including all renewals or extensions.


                           MISCELLANEOUS


  7.      (A)      Before performing any covenant or incurring any
  expense on Tenant's behalf, for which Landlord will seek reimbursement from Tenant, Landlord will give Tenant prior notice thereof with reasonable opportunity for Tenant to perform same.

          (B) Wherever in this Lease the consent or approval of Landlord is a condition precedent for the taking of any action by Tenant, Landlord agrees not to unreasonably withhold or delay its consent or approval.

          (C) If Landlord shall default on any mortgage or other lien or encumbrance affecting the Premises to which this lease is subject and subordinate, Tenant shall have the right to cure such default on behalf of, and at the expense of, Landlord, together with interest thereon at the then highest legal rate, and said sum may be deducted by Tenant from rent payments next falling due hereunder.

          (D) Whenever this lease provides that Landlord may do or take any action that Landlord in its reasonable discretion deems appropriate and/or necessary (or words of like import), if Landlord shall do or take any action pursuant thereto and Tenant should notify Landlord that it finds such action to be unreasonable, arbitrary or capricious, then if the parties are unable to amicably resolve the dispute it shall be submitted to arbitration pursuant to Article 16 (g).


         REPAIRS, MAINTENANCE, FLOOR LOADS AND RESTRICTIONS


  8.      (a)      During the term of this Lease Landlord shall
  make all structural and exterior repairs, including, without limitation, repairs to the roof, exterior walls and foundation of the Premises, except structural and exterior repairs required as a result of the acts or negligence of Tenant, its agents, officers, employees, patrons or licensees. Tenant shall at all times keep and maintain the Premises in good order condition and repair, shall make all other repairs required to the Premises not required to be made by Landlord, including without limiting the generality of the foregoing, (i) maintenance and repair of the electrical, heating, plumbing, sprinkler and air-conditioning facilities in the Premises; (ii) generally keeping and maintaining interior of the Premises in good repair and condition; and (iii) keeping the Premises clean and free of debris; and (iv) repair and maintenance of all plate glass. If Tenant fails to make any repairs or replacements required to be made by Tenant, Landlord may perform same for the account of Tenant at Tenant's expense and the cost thereof shall be due and payable by Tenant to Landlord as Rent.

          (b) Landlord shall maintain the exterior, the parking lot, sidewalk, driveways and landscaping on, about or serving the Premises in good order and repair, including snow removal and sweeping. Tenant shall, as Tenant's contribution with respect to such maintenance, pay to Landlord as additional rent, within thirty (30) days after billing thereof by Landlord, which billing shall not be more often than every three months, Tenant's pro rata share (as such term is defined in Article 36) of the actual cost of such maintenance. Landlord's bills shall be accompanied by a statement showing in reasonable detail Landlord's actual costs of the period in question. Tenant's failure to object to any such statement within thirty (30) days after service thereof shall be deemed an acceptance by Tenant of the accuracy thereof. As used herein, the term "actual costs" shall be deemed to include, landscaping, planting, replanting and replacement of flowers, shrubbery and grass, public liability, workmen's compensation insurance with respect to the work to be performed by Landlord, striping, lighting, if lights are now or at any time hereafter placed within said parking areas (including cost of electricity and maintenance and replacement of fixtures and bulbs), repair of paving, curbs and walkways, repair and cleaning of drainage to implement all of the foregoing (including workmen's compensations insurance covering such personnel,) other similar direct costs of the type incurred in the operation of comparable properties plus 15% of all of the foregoing costs to cover Landlord's administrative and overhead costs.

          (c) Landlord shall not be required to commence any repairs required to be performed by it until after notice from Tenant that same are necessary, which notice, except in the case of an emergency, shall be in writing and shall permit Landlord ten (10) days in which to commence such repair. When necessary by reason of accident or other casualty occurring in the Building or at the Premises or elsewhere on Landlord's surrounding property, or in order to make any necessary repairs, alterations, or improvements in or relating to the Building or the Premises or other portions of Landlord's property, Landlord reserves the right to interrupt, temporarily, and on prior written notice to Tenant, shall have been completed. There shall be no abatement in rent because of any such interruption if Landlord shall pursue such work with reasonable diligence and dispatch.

          (d) Tenant shall not place a load upon any floor of the Premises which exceeds the floor load per square foot area which such floor was designed to carry. If Tenant shall desire a floor load in excess of that for which the floor of any portion of the Premises is designed, upon submission to Landlord of plans showing the location of and the desired floor live load for the area in question, Landlord may strengthen and reinforce the same, at Tenant's sole expense, so as to carry the live load desired. Business machines and mechanical equipment used by Tenant which cause vibration or noise that may be transmitted to the Building or to any occupiable space to such a degree as to be reasonably objectionable to Landlord or to any tenants in the Building shall be placed and maintained by Tenant, at its expense, in settings of cork, rubber or spring-type vibration eliminators sufficient to eliminate such vibration or noise.

          (e)      Tenant shall comply with the following
  restrictions with respect to the Premises:

           (i) Tenant shall store all trash and refuse in appropriate sealed and covered containers either within the Premises or in a concealed location at the rear of the Building and shall attend to the regular disposal and removal thereof.

           (ii) Tenant shall receive all deliveries, load and unload goods, merchandise, supplies, fixtures, equipment, furniture and rubbish only through proper service doors and loading docks serving the Building, but in no event through the main front entrance thereof.

           (iii) Tenant shall not change the exterior colors or architectural treatment of the Premises or make any alterations or changes to the exterior of the Building or to the grading, planting or landscaping of the exterior of the Building.
           (iv) Tenant shall not place or install or suffer to be placed or installed any sign upon the Building or the Premises unless such sign shall be approved by Landlord and shall be harmonious with the signs of adjoining properties. In any event, Tenant shall not place or cause to be placed upon the Building any awning, canopy, banner, flag, pennant, aerial, antenna or the like. All signs or lettering on or about the Premises or the Building shall be neat and of reasonable size. The following are strictly prohibited.

            (x)     Paper signs and stickers;
            (y)     Moving, flickering or flashing lights;
            (z)     Exposed neon or fluorescent tubes
                    or other exposed light sources.

                (v)     Tenant shall not permit the parking
       of any vehicle on the streets and roadways adjoining or surrounding the Building and Tenant shall require its employees, customers, invitees, licensees and visitors to park only in the parking areas serving the Premises. Tenant shall at all times be permitted its pro rata share of parking spaces in the parking lot of the Building, however, Landlord may, at any time, designate, at landlord's discretion, the exact location and identify Tenant's pro rata share of parking spaces and thereafter Tenant shall cause its employees, customers, invitees, licensees and visitors to park only in the designated parking spaces. Tenant agrees that after Tenant shall have received a prior written warning, any violators of this parking restriction may be towed away be Landlord at Tenant's sole cost and expense and Tenant shall indemnify, defend and hold Landlord harmless against any claims or liabilities (including Landlord's attorneys' fees) arising by reason of such towing by Landlord. Tenant shall have the use of fifty-five (55) parking spaces in the parking area servicing the Building, as shown on Exhibit A and upon Tenant's request Landlord will set aside a specific area (or areas) for Tenant's reserved parking and exclusive use.

                (v) Tenant shall not manufacture or store any item which, in the reasonable opinion of Landlord, causes offensive odors, irritations, or any discomfort to occupants of the Building of which the Demised Premises form a part.



                     TENANT'S ALTERATIONS


       9.      (a)      Tenant shall not make (i) any
       structural alterations in or to the Premises or the Building without Landlord's prior written consent, or
       (ii) make any additions to the Building.

               (b)      Tenant may, without Landlord's
       consent, make non-structural alterations or improvements to the Premises, the cost of which does not exceed $5,000.00. No other alterations, improvements or changes shall be made without landlord's consent, which consent shall not be unreasonably withheld. All buildings, improvements, alterations and replacements, and all building service equipment made or installed by or on behalf of Tenant shall immediately upon completion or installation thereof be and become the property of Landlord. All trade fixtures, moveable partitions, furniture and furnishings installed at the expense of Tenant shall remain the property of Tenant and Tenant may remove the same or any part thereof during the term of this Lease, or if such termination, then within a reasonable time thereafter, but Tenant shall at its expense, repair, any and all damage to the Premises resulting from or caused by such removal. Title to any property which Tenant elects not to remove or which is abandoned by Tenant shall, at the end of the term vest in Landlord. Tenant shall not make any non-structural alterations or improvements, the cost of which exceeds $5,000.00 until it shall have first submitted to Landlord plans and specifications for such work and Landlord shall have approved same. All such work to be performed by Tenant shall be in accordance with the approved plans and specifications and Landlord shall have the right at any time during the pendency of such work to inspect the Premises and the manner of construction. In the event of any such repairs, alterations or improvements, Landlord shall have the option to require Tenant to deliver to Landlord at Tenant's cost and expense a bond satisfactory to landlord in the sum equal to the cost of the State of New York, which bond shall guaranty completion of the repairs, alterations and improvements and payment of the cost of the work. Any mechanics liens filed at any time against the Premises, for work claimed to have been performed or for materials claimed to have been furnished to Tenant or Tenant's contractors or subcontractors, shall be discharged by Tenant within twenty days after filing by bonding, payment or otherwise.

       10.     (a)      Tenant shall pay for all fuel, heat,
       water, electricity and other utilities consumed or used by Tenant on the premises, as recorded on separate meters installed by Landlord at Landlord's expense, except for water which Landlord shall install a check meter. Tenant shall also pay for its pro rata share of the sprinkler fire line charges, imposed by Suffolk County Water Authority, on the Building.

               (b)      Tenant shall be responsible for all
       deposits with companies for service. Tenant shall comply with all requirements of the utility supplying said service. Landlord shall have no responsibility for the installation of telephone service.


                REQUIREMENTS OF LAW, SPRINLERS


       11.     (a)      Tenant shall promptly execute and
       comply with all statutes, ordinances, rules, orders, regulations and requirements (including those which require structural alterations) of the Federal, State, County and Local Government and of any and all their Departments and Bureaus applicable to the Premises, for the correction, in, upon, or connected with the Premises during the term, provided the same arises out of Tenant's use and occupancy of the Premises; and shall also promptly comply with and execute all rules, orders and regulations of the New York Board of Fire Underwriters for the prevention of fires at the Tenant's own cost and expense. In the event Tenant is required by the provisions of this paragraph to make a structural alteration, then, prior to the commencement of such alteration, Tenant shall secure the payment of the costs of such alteration with a surety bond or other means satisfactory to Landlord. Notwithstanding the foregoing, Tenant shall not be obligated to make any structural alteration unless required because of Tenant's act or neglect.

               (b)      Tenant shall keep and maintain any
       sprinkler system no or hereafter installed in the Premises in good repair and working condition, and if the New York Board of Fire Underwriters of the New York Fire Insurance Exchange or any Bureau, Department or official of any Federal, State or local governmental or quasi-governmental authority shall require or recommend any changes, modifications or alterations, including, without limitation, additional sprinkler heads or other equipment, to be made or supplied by reason of Tenant's business or the location of partitions, trade fixtures, or other contents of the Premises, or if such changes, modifications, alterations, additional sprinkler heads or other equipment in the Premises are necessary by reason of any act of Tenant to prevent the imposition of a penalty or charge against the full allowance for a sprinkler system in the fire insurance rate as fixed by said Exchange, or by any Fire Insurance Company with respect to the Building, the Premises or any adjoining or nearby buildings or improvements, Tenant shall at Tenant's sole cost and expense, promptly make and supply such changes, modifications, alterations, additional sprinkler heads or other equipment. Tenant shall throughout the term maintain for the benefit of the Landlord and Tenant, with a responsible company doing business in Suffolk County, a contract for Sprinkler Supervisory Service and furnish Landlord with copies thereof and all renewals, together with evidence of payment.

               (c)      If by reason of Tenant's use and
       occupancy or abandonment of the Premises, or if by reason of the improper or careless conduct of any business upon or use of the Premises, the fire insurance rates for the Building, or any other tenants or occupants of the Building of any adjoining or nearby buildings or improvements or any tenants or occupants thereof (including contents and equipment coverage) shall at any time be higher than it otherwise would be, Tenant shall reimburse Landlord as additional rent hereunder, for that part of all fire insurance premiums charged to such other owners, tenants or occupants because of the conduct of such business not so permitted, or because of the improper or careless conduct of any business upon or use of the Premises, and shall make such reimbursement upon the first day of the month following billing thereof by Landlord; but this covenant shall not apply to a premium for any period beyond the expiration date of this Lease, first above specified. In any action or proceeding based upon or arising out of this provision, a schedule or "make up" of rate for the Building or any other affected insurance coverage purporting to have been issued by New York Fire Insurance Exchange, or other body making fire insurance rate, shall be prima facie evidence of the facts therein stated.

               (d)      Tenant shall keep or cause the
       Premises to be kept free of Hazardous Materials. Without limiting the foregoing, Tenant shall not cause or permit the Premises to be used to generate, manufacture, refine, transport, treat, store, handle, dispose, transfer, produce or process Hazardous Materials, except in compliance with all applicable Federal, state and local laws or regulations, nor shall Tenant cause or permit, as a result of any intentional or unintentional act or omission on the part of Tenant or any subtenant, a release of Hazardous Materials onto the Premises or onto any other property. Tenant shall comply with and ensure compliance by all subtenants with all applicable Federal, state and local laws, ordinances, rules and regulations, whenever and by whomever triggered, and shall obtain and comply with, and ensure that all subtenants obtain and comply with, any and all approvals, registrations or permits required thereunder. Tenant shall (a) conduct and complete all investigations, studies, samplings, and testing, and all remedial removal, and other actions necessary to clean up and remove all Hazardous Materials, on, from, or affecting the Premises, which have resulted from acts or omissions of Tenant (i) in accordance with all applicable Federal, state and local laws, ordinances, rules, regulations, and policies, (ii) to the satisfaction of Landlord, and (iii) in accordance with the orders and directives of all Federal, state, and local governmental authorities, and (b) defend, indemnify, and hold harmless Landlord, its employees, agents, officers, and directors, from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs, or expenses of whatever kind of nature, known or unknown, contingent or otherwise, arising out of, or in any way related to,
       (i) the presence, disposal, release, or threatened release of any hazardous Materials which are on, from, or affecting the soil, water, vegetation, buildings, personal property, persons, animals, or otherwise;
       (ii) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to such Hazardous Materials; (iii) any lawsuit brought or threatened, settlement reached, or government order relating to such Hazardous Materials, and/or (iv) any violation of laws, orders, regulation, requirements, or demands of government authorities, or any policies or requirement of a landlord which are based upon or in any way related to such Hazardous Materials, including, without limitation, attorney and consultant fees, investigation an laboratory fees, court costs, and litigation expenses, which have resulted from acts or omissions of Tenant. In the event this Lease is terminated, or Tenant is dispossessed, Tenant shall deliver the Premises to Landlord free of any and all Hazardous Materials, which have resulted from acts or omissions of Tenant, so that the conditions of the Premises shall conform with all applicable Federal, state and local laws, ordinances, rules or regulations affecting the Premises. For purposes of this paragraph, "Hazardous Materials" includes, without limit, any flammable explosives, radioactive materials, hazardous materials, hazardous wastes, hazardous or toxic substances, or related materials defined in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Sections 9601, et seq.), the Hazardous Materials Transportation Act, as amended (49 U.S.C. Sections 1801 et seq.), the Resource Conservations and Recovery Act, as amended (42 U.S.C. Sections 9601, et seq.), and in the regulations adopted and publications promulgated pursuant thereto, or any other Federal, state or local environmental law, ordinance, rule or regulation.


                         INSURANCE

               12.      (a)      Tenant shall, during the
       term of this Lease, maintain insurance against steam boiler and machinery insurance written on a broad form basis to the limit of $300,000.00, if there is a boiler or pressure object or other similar equipment in the Premises, all with waiver of right in all such insurance policies to recover by way of subrogation against Landlord, or Tenant, with insurance companies of recognized responsibility authorized and licensed to issue such policies in the State of New York reasonable acceptable to Landlord, and to maintain such insurance at all times during the term of this Lease. Such policies shall be obtained by Tenant and the policies referred to above shall be issued in the name of Landlord and, at the direction of Landlord, loss to be payable to Landlord and mortgagee as their interests shall appear. The policies referred to shall remain at all times in the possession of Land lord or Landlord's mortgages. Tenant shall pay the premiums on said policies and furnish proof of payment to Landlord as they accrue, and if not so paid, Landlord may, at its option, pay such premiums. All premiums, whether or not paid by Landlord shall be deemed additional rent and due and payable on the next rent day or any subsequent rent day and payments of such premiums by Landlord shall not be deemed a waiver of the default in payment by Tenant. In lieu of delivering insurance policies, Tenant may furnish a Certificate of Insurance under a blanket insurance policy covering other premises of Tenant, provided that an endorsement is contained thereon naming Landlord as the insured and owner of the Premises and fixing a separate value for the coverage allocable to the Premises. Tenant shall not be required to carry any insurance for or in respect of any portion of the Building not occupied by Tenant.

                     (b)      Tenant shall, during the term of
       this Lease, at Tenant's sole cost and expense, provide and keep in force for the benefit of Landlord and Tenant as their interests may appear, public liability insurance policy or policies of standard form in the State of New York, with limits of One Million ($1,000,000.00)/Three Million ($3,000,000.00)
       Dollars bodily injury including death, and Two
       Hundred Fifty Thousand ($250,000.00) Dollar limits for property damage, such policy or (policies to cover the Premises, inclusive of sidewalks and parking facilities. The policies shall be obtained by Tenant and certificates thereof delivered to Landlord upon the commencement of the term thereof, with evidence of payment of the premiums thereon and shall be taken in well rated insurance companies authorized to do business in the State of New York.

        (c) Landlord shall keep the Building insured against by loss by fire with extended coverage, rent insurance covering rent and any additional rent for the entire term of this lease, malicious mischief, storm damage, if available, and against such other risks and such amounts as Landlord in its reasonable discretion deems appropriate and necessary. Landlord agrees that all such policies shall carry a waiver of subrogation. Tenant shall pay its pro rata share (as such term is defined in Article (36) of all such insurance premiums thereof within ten (10) days after billing by Landlord. With respect to any premium for any policies commencing or expiring before or after the termination of the term of this Lease, as the case may be, such premiums shall be prorated based on the number of months included in the term of this lease during which the policy was in effect.

        (d) Neither Landlord nor Tenant shall be liable to the other for any business interruption or any loss or damage to property or injury to or death of persons occurring in the Building (including the Leased Premises), or in any manner growing out of or connected with the Tenant's use and occupation of the Premises, the Building or the condition thereof, whether or not caused by the negligence or other fault of Landlord or Tenant and, or of their respective agents, employees, subtenants, licensees, or assigns. This release shall apply to the extent that such business interruption, loss, or damage to property or injury to or death of persons is covered by insurance, regardless of whether such insurance is payable to or protects Landlord or Tenant, or both. Nothing herein shall be construed to impose any other or greater liability upon either Landlord or Tenant than would have existed in the absence of this provision. This release shall be in effect only so long as the applicable insurance policies contain a clause to the effect that this release shall not affect the right of the insured to recover under such policies. Such clauses shall be obtained by the parties whenever possible. The release in favor of Landlord contained herein is in addition to and not in s substitution for, or in dimunition of the hold harmless and indemnification provisions hereof.


                         DAMAGE OR DESTRUCTION

        13.     (a)      If the Building or the Premises
        shall be damaged or destroyed during the term by fire or other casualty covered by insurance then carried by Landlord, Landlord shall, with due diligence, repair and/or rebuild the same to substantially the condition it was in immediately prior to such damage or destruction.

        (b) Rent shall be abated proportionately during the period in which, by reason of any such damage or destruction, there is a substantial interference with the operation of the business of Tenant in the Premises, having regard to the extent to which Tenant may be required to discontinue its business in the Premises, an such abatement shall continue for the period commencing with such destruction or damage and ending with the substantial completion (as such term is defined in Article 6) by Landlord of such work or repair and/or construction as Landlord in obligated to perform.

        (c) If the Building shall be damaged or destroyed to the extent of fifty (50%) percent or more of the then replacement value thereof, exclusive of foundations, by any cause, or should the damage be occasioned by a casualty for which there was no insurance, Landlord shall have the right to terminate this Lease on written notice to Tenant served within sixty (60) days after such damage or destruction.

        (d) If this Lease shall not be terminated as in this Article 13 provided, Landlord shall restore the Building and the Premises and subparagraphs (a) and
        (b) of this Article 13 shall be applicable.

        (e) If at the time of the fire loss or destruction, Landlord is unable to rebuild because of
        (i) any governmental bureau, department or subdivision thereof shall impose restrictions on the manufacture, sale, distribution and/or use of materials necessary in the construction of the building, or (ii) Landlord is unable to obtain materials from its usual sources due to strikes, lockouts, war, military operations and requirements, National emergencies, etc., and such disability shall continue for four (4) months, either party may cancel this Lease upon giving written notice to the other.

        (f)                   Tenant hereby waives any and
        all rights granted by Section 227 of the Real
        Property Law of the State of New York or any other law of like import now or hereafter enacted.


                         SUBORDINATION

                              14. (a)      This Lease shall
        be subject and subordinate at all times to the lien of any mortgages (i) now encumbering the Premises or the Building and land of which the Premises are a part and to all advances made or hereafter to be made upon the security thereof, and (ii) hereafter made provided same are made to a lending institution. Tenant shall execute and deliver such further instrument or instruments subordinating this Lease to the lien of any such mortgage or mortgages as shall be desired by any mortgagee or proposed mortgagee.
        As used in this Lease, the term "lending institution" shall mean savings bank, savings and loan association, bank or trust company, real estate investment trust, insurance company organized under the laws of the United States or any state thereof, university or Federal, State, Municipal or public, or private, employee, welfare, pension or retirement fund or system.

                               (b) Upon demand, Tenant shall
        furnish to Landlord copies of its Annual Report for the past five (5) years and such other information, financial or otherwise, concerning Tenant which may reasonably be required by any prospective institutional mortgagee.

                               (c) Tenant shall, upon not
        less that five (5) days' prior request by Landlord, execute, acknowledge and deliver to Landlord a statement in writing certifying (i) that this Lease is unmodified and in full force and effect (or if there have been modifications that the same are in full force and effect as modified and identifying the modifications), (ii) the dates to which the Rent and other charges have been paid, and (iii) that so far as the person making the certificate knows, Landlord is not in default under any provisions of this Lease.
         It is intended that any such statement may be relied upon by any person proposing to acquire Landlord's interest in this Lease, and prospective purchaser of the Premises, or any prospective mortgagee, or assignee of any mortgage upon the Premises. Landlord shall deliver a similar statement upon request of Tenant or its accountant.

                               (d) So long as there is a
        first mortgage lien encumbering the Premises, Landlord and Tenant shall not, without first obtaining the written consent of such mortgagee, enter into any agreement, the effect of which would be to (i) cancel, terminate or surrender this Lease or reduce the term; (ii) grant any concession in respect thereof; (iii) reduce the Rent or require the prepayment of any rent in advance of the due date thereof; (iv) create any offsets or claims against Rent; (v) assign in whole or in part any of the rents there from of Tenant's interest in the Lease or sublet the whole or any portion of the Premises except as provided in this Lease.

                 (e)     Tenant shall, within ninety(90)days
        after the end of each fiscal year of Tenant, upon request of Landlord, furnish to Landlord and any first mortgagee of the Premises, copies of its latest Annual Report.

                 (f)     In the event of any act or omission
        by Landlord which would give Tenant the right to terminate this Lease or to claim a partial or total eviction, Tenant shall not exercise any such right until (i) it shall have served written notice, by registered or certified mail, of such act or omission, to Landlord and to the holder of any mortgage whose name and address shall have been furnished to Tenant in writing, at the last address so furnished, and (ii) a reasonable period of time for remedying such act or omission shall have elapsed following the serving of such notice; provided, however, that following the serving of such notice, Landlord or said holder shall, with reasonable diligence, have commenced and continued to remedy such act or omission or to cause the same to be remedied.


                        INDEMNIFICATION

                15. Tenant shall indemnify, defend, save and hold Landlord harmless from and against any and all liability and damages and any and all injury, loss, claim, damage or suit of every kind and nature including Landlord's reasonable counsel fees, to any person, firm, association or corporation or to any property arising out of or based upon related to or in any way connected with the use or occupancy of the Premises or the conduct or operation of Tenant's business unless such injury, loss, claim or damage is attributable solely to the negligence of Landlord or its agents servants or employees.

                        EMINENT DOMAIN

                16.      (a)      If the whole of the
        Premises be taken under the power of eminent domain for any public or quasi-public improvement or use, the term of this Lease shall expire as of the date of vesting of title in the condemning authority, or such earlier date as Tenant may be actually deprived of the full use and enjoyment of the Premises.

                 (b)     If 3,000 square feet or more of the
        Building is taken under the power of eminent domain or for any public or quasi-public purpose, Tenant or Landlord shall have the option of canceling and terminating this Lease by written notice served within thirty (30) days after the taking, and this Lease shall thereupon expire on the 60th day after the serving by Landlord or said notice.

                 (c)     If less than 3,000 square feet of
        the Premises is taken this Lease shall remain in full force and effect, however, minimum annual rent and Tenant's pro rata share for the purposes of payment of Taxes and insurance premiums and any other additional rent required under this Lease which is based upon the square foot area of the Premises in relation to the Building shall be apportioned, pro rata with the number of square feet of the Building so taken. If Tenant's parking area only is taken, then (i) if 25% or less is taken, this Lease shall not terminate but minimum annual rent only shall, unless Landlord provides substitute parking, substantially equal in size to that which was taken and within reasonable walking distance of the Premises, within sixty (60) days after the taking, this Lease shall at the option of Tenant, by written notice served between the 61st and 90th days after the taking, be cancelled and terminated effective sixty (60) days from the date of said taking and if such notice is not served, this Lease shall not terminate but minimum rent only shall be apportioned pro rata in accordance with the size and usefulness of the portion taken.

                 (d)     If this Lease is not terminated or
        terminable under the provisions of this Article 16, Landlord shall, with reasonable dispatch and at Landlord's sole cost and expense, restore, reconstruct and rebuild the remaining portion of the Premises and the Building and all the appurtenances, equipment, utilities, facilities and installations to their condition prior to such taking, in such manner that the resulting building and parking area and driveways shall be a complete and integrated structural, architectural an functional unit similar to and of equal material and workmanship to the Building and parking area and driveways prior to such taking, with all the appurtenances, equipment, utilities, facilities and installations throughout in good working order so as to put both the parking area and driveways and the Premises in proper condition to be used by Tenant for the same purposes as the time of such taking, all in accordance with plans and specifications to be prepared by Landlord, at the sole cost and expense of Landlord.

                 (e)     If the nature of the work to be
        performed as a result of the taking is such as to prevent the operation of the business then being conducted thereon, or to make it impractical so to do then the Rent and other charges to be paid by Tenant under this Lease shall abate until substantial completion, as such term is defined in Article 6, of such work by Landlord.


                 (f)     In the event of any taking under the
        power of eminent domain, Landlord shall be entitled to and shall receive the entire award provided that Tenant shall be entitled to and shall receive any part of any award made for Tenant's cost of moving Tenant's trade fixtures.

        (g) In the event of any dispute under the provisions of this Article 16, it shall be resolved by arbitration in Suffolk County, New York before three disinterested and impartial arbitrators, in accordance with the rules of the American Arbitration Association. Each arbitrator shall have a minimum of ten (10) years experience in dealing with renting or appraising industrial real estate. All fees and expenses of the arbitrators and the American Arbitration Association shall be borne equally by the parties.



                     RIGHT TO SUBLET OR ASSIGN


               17.      A.       The Tenant covenants that it
       shall not assign this Lease nor sublet the Demised Premises or any part thereof without the prior written consent of landlord, which shall not be unreasonable withheld, in each instance, except on the condition hereinafter stated. The Tenant may assign this Lease or sublet the Demised Premises with Landlord's written consent, providing:

                (i)     That such assignment or sublease is
       for a use which is in compliance with the then existing zoning regulations and the Certificate of Occupancy;

                (ii)    That at the time of such assignment
       or subletting, there is no default under the terms of this Lease on the Tenant's part;

                (iii)   That in the event of an assignment,
       the assignee assume in writing the performance of all of the terms and obligations of the within Lease;

                (iv)    That a duplicate original of said
       assignment or sublease be delivered by registered or certified mail to the Landlord at the address herein set forth within ten (10) days from the said assignment or sublease and within ninety (90) days of the date that Tenant first advise Landlord of the name and address of the proposed subtenant or assignee as required, pursuant to subparagraph (B) hereof;

                (v)     Such assignment or subletting shall
       not, however, release the within Tenant from its liability for the full and faithful performance of all of the terms and conditions of the Lease;

                (vi)    If this Lease be assigned, or if the
       Demised Premises or any part thereof be under let or occupied by anybody other than Tenant, Landlord may after default by Tenant collect rent from the assignee, under tenant or occupant, and apply the net amount collected to the rent herein reserved;



                (B) Notwithstanding anything contained in this Article 17 to the contrary, no assignment or under letting shall be made by Tenant in any event until Tenant has offered to terminate this Lease as of the last day of any calendar month during the term hereof and to vacate and surrender the Demised Premises to landlord on the date fixed in the notice served by Tenant upon Landlord (which date shall be prior to the date of such proposed assignment or the commencement date of such proposed lease). Simultaneously with said offer to terminate this Lease, Tenant shall advise the Landlord, in writing, of the name and address of the proposed assignee or subtenant, and all the terms, covenants, and conditions of the proposed sublease or assignment.

                (C)     Tenant may, without the consent of
       Landlord, assign this Lease to an affiliated (i.e. a corporation 20% or more of whose capital stock is owned by the same stockholders owning 20% or more of whose capital stock is owned by the same stockholders owning 20% of Tenant's capital stock or more), parent or subsidiary corporation of Tenant or to a corporation to which it sells or assigns all or substantially all of its assets or with which it may be consolidated or merged, provided such purchasing consolidated, merged or affiliated or subsidiary corporation shall in writing assume and agree to perform all of the obligations of Tenant under this lease and it shall deliver such assumption with a copy of such assignment to Landlord within ten (10) days thereafter, and provided further that Tenant shall not be released or discharged from any liability under this Lease by reason of such assignment.

                (D)     Whenever Tenant shall claim under
       this Article or any other part of this Lease that Landlord has unreasonable withheld or delayed its consent to some request of Tenant, Tenant shall have no claim for damages by reason of such alleged withholding or delay, and Tenant's sole remedy thereof shall be a right to obtain specific performance or injunction but in no event with recovery of damages.






                           RIGHT TO INSPECT:
                             POSTING SIGNS


               18.      (a)      Tenant shall permit Landlord
       or Landlord's agents to enter the Premises at all reasonable hours upon prior reasonable notice for the purpose of (i) inspecting the same; (ii) making repairs required by the terms of this Lease to be made by Tenant and which Tenant neglects or refuses to make; (iii) exhibiting the Premises to prospective purchasers and mortgages; (iv) during the 12 months preceding the expiration of this Lease, exhibiting the Premises to brokers and prospective tenants; and (v) for the purpose of making any additions or alterations to the Building or to any surrounding building provided, in each and every case, Landlord shall use its best efforts not to unreasonable interfere with the conduct of Tenant's business at the Premises.

                (b)     During the nine (9) months preceding
       the end of the term, Landlord may post and maintain, without hindrance or molestation, signs or notices indicating that the Premises are for sale and/or for rent; however, no such sign shall be affixed to a door or window of the Premises or exceed two (2) feet by three (3) feet.


                             BANKRUPTCY

               19.      (a)      If, at any time prior to the
       commencement of the term of this Lease, or if ay any time during the term there shall be filed by or against Tenant in any court, pursuant to any statute, either of the United States or of any State, a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of all or a portion of Tenant's property, and within thirty (30) days thereof Tenant fails to secure a discharge thereof or if Tenant makes an assignment for the benefit of creditors or petition for or enters into an arrangement, this Lease, at the option of Landlord, exercised within a reasonable time after notice of the happening of any one or more of such events, may be cancelled and terminated, in which event neither Tenant nor any person claiming through or under Tenant by virtue of any statute or of any order of any court shall be entitled to possession or to remain in possession of the premises but shall forthwith quit and surrender the Premises, and Landlord, in addition to any other rights may retain any rent, security, deposit or monies received by it from Tenant or others in behalf of Tenant as partial liquidated damages. Notwithstanding the foregoing, Landlord agrees not to exercise said right of cancellation a long as Rent payments are timely made.

                (b)     In the event of the termination of
       this Lease pursuant to paragraph (a) of this Article 19, Landlord shall forthwith, notwithstanding any other provisions of this Lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the Rent reserved hereunder for the un-expired portion of the term an the then fair and reasonable rental value of the Premises for the same period. In the computation of such damages the difference between any installment of Rent becoming due hereunder after the date of termination and the fair an reasonable rental value of the Premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of 4% per annum. If the Premises, or any part thereof, be relet by Landlord for the un-expired term of said Lease, the amount of rent reserved upon such reletting shall prima facie be the fair and reasonable rental value for the part or the whole of the premises so relet during the term of the reletting. Nothing herein contained shall limit or prejudice the right of Landlord to prove for and obtain as liquidated damages by reason of such termination an amount equal to the maximum allowed by any statute or rule of law, in effect at the time when, an governing the proceeding in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

                                 DEFAULT

               20.      (a)      If Tenant shall fail to pay
       any installment of Rent, or any additional rent or other charges as and when the same are required to be paid hereunder, and such default shall continue for a period of ten (10) days after notice, or if Tenant defaults in fulfilling any of the other covenants of this Lease and such default shall continue for a period of twenty(20) days after notice, or if Tenant shall dissolve or liquidate or commence to dissolve or liquidate, or if the Premises become vacant or deserted, or if the said default or omission complained of shall be of such a nature that the same cannot be completely cured or remedied within said twenty(20) day period, and if Tenant shall not have diligently commenced curing such default within such twenty (20) day period, and shall not thereafter with reasonable diligence and in good faith proceed to remedy or cure such default, then, in any one or more of such events, Landlord my serve a written three (3) day notice of cancellation of this Lease upon Tenant, and upon the expiration of said three (3) day period were the day hereo definitely fixed for the end and expiration of this Lease, and the term thereof, and Tenant shall then quit and surrender the Premises to Landlord but Tenant shall remain liable as hereinafter provided. If Tenant shall default (i) in the timely payment of any item of Rent, and such default shall continue or be repeated for two consecutive months or for a total of four months in any period of twelve months, or (ii) in the performance of any particular term, condition or covenant of this Lease more than six times in any period of six months, then, notwithstanding that such defaults shall have each been cured within the period after notice, if any, as provided in this Lease, any further similar default shall be deemed to be deliberate and Landlord thereafter may serve a written ten (10) day notice of termination of this Lease to tenant without affording to Tenant an opportunity to cure such further default.


                        (b)      If (i) the notice provided
       for in subparagraph (a) above shall have been given, and the term shall expire as aforesaid; or (ii) if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the Premises shall be taken or occupied or attempted to be taken or occupied by someone other than Tenant, or (iii) if Tenant shall fail to move into or take possession of the Premises within fifteen (15) days after commencement of the term of this Lease, then, and in any of such events Landlord may without notice, re-enter the Premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise; and the legal representative of Tenant or other occupant of the Premises and remove their effects and hold the Premises as if this Lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder prior to the date fixed as the commencement of any renewal or extension of this Lease, Landlord may cancel and terminate such renewal or extension agreement by written notice.


                     REMEDIES OF LANDLORD


               21.      In case of any such default,
       re-entry, expiration and/or dispossess by summary proceedings or otherwise, (i) Rent shall become due thereupon and be paid up to the time of such re-entry, disposses and/or expiration, together with such expenses as Landlord may incur for legal expenses, attorneys' fees, brokerage, and/or putting the Premises in good order or for preparing the same for re-rental; (ii) Landlord may relet the Premises or any part or parts thereof, either in the name of Landlord or otherwise, for a term or terms, which may at Landlord's option be less than or exceed the period which would otherwise have constituted the balance of the term of this Lease and may grant concessions or free rent; and/or (iii) Tenant or the legal representatives of Tenant shall also pay Landlord as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the Rent herein reserved and/or covenanted to be paid and the net amount, if any, of the rents collected on account of the lease or leases of the Premises for each month of the period which would otherwise have constituted the balance of the term of this Lease. The failure or refusal of Landlord to reflect the Premises or any part or parts thereof shall not be released or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such reasonable expenses as Landlord may incur in connection with reletting such as legal expenses, attorneys' fees, brokerage and for keeping the Premises in good order or preparing the same for reletting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this Lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Landlord to collect the deficiency for any subsequent month by a similar proceeding. Landlord, at Landlord's option may make such alterations, repairs, replacements and/or decorations in the Premises as Landlord, in Landlord's sole judgment, considers advisable and necessary for the purpose of reletting the Premises; and the making of such alterations and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Landlord shall in no event be liable for the failure to relet the Premises, or in the event that the Premises are relet, for failure to collect the rent under such reletting. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Landlord shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this Lease of any particular remedy, shall not preclude Landlord from any other remedy, in law or in equity. In all cases hereunder, and in any suit, action or proceeding of any kind between the parties, it shall be presumptive evidence of the fact of the existence of a charge being due, if Landlord shall produce a bill, notice or certificate of any public official entitled to give such bill, notice or certificate to the effect that such charge appears of record on the books in his office and has not been paid.



                        ATTORNEY'S FEES

               22.      If Tenant shall at any time be in
       default hereunder, and if Landlord shall institute an action or summary proceeding against Tenant based upon such default and Landlord shall be successful, then Tenant shall reimburse Landlord for the reasonable expenses of attorney's fees and disbursements incurred by Landlord. The amount of such expenses shall be deemed to be "additional rent" hereunder and shall be due from Tenant to Landlord on the first day of the month following the incurring of such expenses. This provision shall be reciprocal so that if Tenant shall be successful in an action against Landlord, then Landlord shall reimburse Tenant for such reasonable expenses and disbursements.


       WAIVER OF REDEMPTION, COUNTERCLAIM, TRIAL BY JURY

               23.      Tenant hereby expressly (i) waives
       any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Landlord obtaining possession of the Premises, by reason of the violation by Tenant or any of the covenants and conditions of this Lease or otherwise; (ii) waives all rights to stay summary proceedings; and (iii) agrees that it shall not interpose any counterclaim in any summary proceeding or any action based on non-payment of Rent or any other payments or charges required to be made by Tenant to Landlord. Landlord and Tenant hereby waive trial by jury in any action, proceeding or counterclaim brought by either of them against the other with respect to any matters arising out of or connected with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Premises, and/or any claim of injury or damage and any emergency statutory or any other statutory remedy.


                           NO WAIVER

               24.      No act or thing done by Landlord or
       Landlord's agents during the term hereby demised shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept such surrender shall be valid unless in writing signed by Landlord. No employee of either party or of Landlord's agents hall have any power to accept the keys of the Premises prior to the termination of the Lease. The delivery of keys to any employee of Landlord or of Landlord's agents shall not operate as a termination of the Lease or a surrender of the Premises. The failure of Landlord to seek redress for violation of, or to insist upon the strict performance of, any covenant, or condition of this Lease shall not prevent a subsequent act, which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Landlord of Rent with knowledge of the breach of any covenant of this Lease shall not be deemed a waiver of such breach. No provision of this Lease shall be deemed to have been waived by either party unless such waiver be in writing signed by such party. The words "re-enter" and "re-entry" as used herein are not restricted to their technical legal meaning.


                          END OF TERM

               25.      (A)  On the last day of the term
       hereof or on the earlier termination thereof, Tenant shall peaceably and quietly, leave, surrender and deliver the premises up to Landlord, broom clean, together with any and all alterations, changes, additions and improvements which may have been made upon the Premises (except movable furniture or movable trade fixtures installed at the expense of Tenant) in good repair and good order and safe condition except for reasonable wear and tear and damage by fire, other casualty or the elements excepted, and Tenant shall remove all of its personal property from the Premises and any property not so removed shall be deemed to have been abandoned and may be appropriated, sold, stored, destroyed or otherwise disposed of by Landlord without notice to Tenant and without obligation to account therefore. Tenant's obligations under this
       Article 25 shall survive the expiration or other termination of this Lease.

                (B)  If Tenant shall hold over after the end
       of the term, such holding over shall be unlawful and in no manner constitute a renewal or an extension of the lease and no notice of any kind shall be required prior to any commencement of summary proceeding and Tenant hereby waives any such right. However, during such hold over time Tenant shall have all of the obligations of this lease, including payment of rent at a monthly rate equal to double the amount due during the first month of the last year of occupancy before the end of the expired term, plus any escalations or additional rent provided for in this lease.




                            BROKER

               26. Tenant represents that this Lease was brought about by no one as broker and all negotiations with respect to this Lease were conducted exclusively without any broker. Tenant agrees that if any claim is made for commissions by any broker by, through or on account of any acts of Tenant, Tenant will hold Landlord free and harmless from any and all liabilities and expenses in connection therewith, including Landlord's reasonable attorney's fees.



                        QUIET ENJOYMENT

               27.      Landlord covenants that if and so
       long as Tenant pays the Rent, and additional rent, and other charges reserved by this Lease, and performs all the terms, covenants and conditions of this Lease on the part of Tenant to be performed, Tenant shall quietly enjoy the premises subject, however, to the terms of this Lease and of any mortgage or mortgages to which this Lease by its terms is subject.



                   NONLIABILITY OF LANDLORD

               28.      (a) Landlord and Landlord's agents
       and employees shall not be liable for, and Tenant Waives all claims for, loss or damage to Tenant's business or damage to person or property sustained by Tenant resulting from any accident or occurrence (unless caused by or resulting from the negligence of Landlord, its agents, servants or employees other than accidents or occurrences against which Tenant is insured) in or upon the Premises or the Building, including, but not limited to, claims for damage resulting from: (i) any equipment or appurtenances becoming out of repair; (ii) injury done or occasioned by wind; (iii) any defect in or failure of plumbing, heating or air conditioning equipment, electric wiring or installation thereof, (iv) broken glass; (v) the backing up of any sewer pipe or downspout; (vi) the bursting, leaking or running of any tank, tub, washstand, water closet, waste pipe, drain or other pipe or tank in, upon or about the Building or the Premises; (vii) the escape of steam or hot water;
       (viii) water, snow or ice being upon or coming through the roof, skylight, trapdoor, stairs, doorways, show windows, walks or any other place upon or near the Building or the Premises or otherwise; (ix) any act, omission or negligence of other tenants, licensees or of any other persons or occupants of the Building or of adjoining or contiguous buildings or of owners of adjacent or contiguous property.

                (b) If Landlord or a successor in interest is an individual (which term as used herein includes aggregates of individuals such as joint ventures, general or limited partnerships or associates) such individual shall be under no personal liability with respect to any of the provisions of this Lease, and if such individual hereto is in breach or default with respect to its obligations under this Lease, Tenant shall look solely to the equity of such individual in the land and building of which the Premises form a part for the satisfaction of Tenant's remedies and in no event shall Tenant attempt to secure any personal judgment against any partner, employee or agent of Landlord by reason of such default by Landlord.

                (c) The word "Landlord" as used herein means only the owner in fee for the time being of the Premises, and in the event of any sale of the Premises, Landlord shall be and hereby is entirely freed and relieved of all covenants and obligations of Landlord hereunder arising thereafter and it shall be deemed and construed without further agreement between the parties or between the parties and the purchaser of the Premises, that such purchaser has assumed and agreed to carry out any and all covenants and obligations of Landlord hereunder.



                       UTILITY EASEMENT

               32. This Lease is subject and subordinate to any utility, gas, water and electric light or telephone line easements now or hereafter granted, affecting the Premises, the Building or the land upon which they are located, provided that the same do not unreasonably interfere with the Building nor unreasonably interfere with the use of the Premises by Tenant.



                            NOTICES

               33.      All notices to be given hereunder
       shall be in writing by certified or registered mail addressed to either of the parties at the address hereinabove given or at any other subsequent mailing address they may indicate by notice. Any notice given hereunder by mail shall be deemed delivered when deposited in a United States general or branch post office, addressed as above provided. Tenant hereby authorizes and designates the manager of the Premises as an officer authorized to accept and receive service of process.



                    BINDING EFFECT OF LEASE

               34.      The covenants, agreements and
       obligations contained in this Lease shall, except as herein otherwise provided, extend to, bind and inure to the benefit of the parties hereto and their respective personal representatives, heirs, successors and permitted assigns. Each covenant, agreement, obligation or other provision herein contained shall be deemed and construed as a separate and independent covenant of the party bound by, undertaking or making the same, not dependent on any other provision of this Lease unless otherwise expressly provided.


                      UNAVOIDABLE DELAYS

               35.      Whenever Landlord shall be required
       by the terms of this Lease or otherwise to make any improvements or repairs, to furnish any service, to perform any construction or reconstruction or to fulfill any other obligation hereunder, and Landlord shall be delayed in, or prevented from, so doing, Landlord shall not be deemed to be in default and this Lease and the obligation of Tenant to pay Rent hereunder and to perform all of the other covenants and agreements hereunder on the part of Tenant to be performed shall not be affected, impaired, or excused, and any time limit herein fixed for Landlord's performance thereof shall be extended if and so long as Landlord's non-performance, delay or default shall be caused by reason of strike or labor troubles, accidents, any rule, order or regulation of any department, or subdivision thereof of any governmental agency, governmental pre-emption in connection with any national emergency or war, the conditions of supply and demand which have been or are affected by war or other emergency or any other cause beyond Landlord's reasonable control. Similarly, if Tenant is delayed in, or is prevented from, performing any obligation hereunder other than payment of rent (or other sums) by reason of force majeure, the time limit for Tenant shall likewise be extended.


                         NO ABATEMENT

               36.      As used in this Lease, the term
       "Tenant's pro rata share" shall mean 60.54% of the charge or item in question and the term "Tenant's pro rata share of parking spaces" shall be deemed to mean fifty-five (55) spaces. In the event Landlord shall increase the size of the Building or in the event Tenant shall lease additional space in the Building, Tenant's pro rata share shall be adjusted to reflect the new ratio which the size of the Premises bears to the size of the Building. In the event Landlord and Tenant are unable to enter into an agreement in writing setting forth Tenant's new pro rata share within thirty (30) days after submittal of such an agreement by Landlord to Tenant or Tenant to Landlord, the dispute shall be resolved by arbitration in accordance with the provisions of paragraph 16(g).



                             SEWER

               37.      Tenant shall only permit sanitary
       discharge into the existing sewer. Tenant shall comply with all requirements of the County of Suffolk, Department of Public Works, as it relates to use of the sewer, including the payment of any excess volume charges as determined by the County of Suffolk.






                        RENEWAL OPTIONS

               38.      The Tenant shall have the right to be
       exercised as hereinafter provided, to extend the term of this Lease for one period of five (5) years upon the following terms and conditions:

                (A)     That at the time of the exercise of
       such right the Tenant shall not be in default in the performance of any of the terms, covenants or conditions herein contained with respect to a matter as to which notice of default has been given hereunder and which has not been remedied within the time limited in this Lease.

                (B) That said extension shall be upon the same terms, covenants and conditions as in this lease provided, except that (a) there shall be no further privilege or extension for the term of this Lease beyond the one period referred to above; (b)

       During the first year of said extension period the basic annual rent shall be $201,750.00 payable
       $16,812.50 in equal monthly installments.

       During the second year of said extension period the basic annual rental shall be $211,749.96, payable
       $17,645.83 in equal monthly installments.

       During the third year of said extension period the basic annual rental shall be $222,500.00, payable
       $18,541.67 in equal monthly installments.

       During the fourth year of said extension period the basic annual rental shall be $233,750.04, payable
       $19,479.17 in equal monthly installments.

       During the fifth year of said extension period the basic annual rental shall be $245,750.04, payable
       $20,479.17 in equal monthly installments.

                (C)     Notwithstanding anything in this
       paragraph "38" contained to the contrary, the Tenant shall not be entitled to said extension if at the time of the commencement of the extended period of the Tenant shall be I n default under any of the terms, covenants or conditions of this Lease with respect to a matter as to which notice of default has been given hereunder and which has not been remedied within the time limited in this Lease, or if this Lease shall have terminated prior to the commencement of said period.

                (D)     The Tenant shall exercise its right
       to said extension of the term of this Lease by notifying the Landlord of the Tenant's election to exercise such right at least one (1) year prior to the expiration of the term of this Lease. Upon the giving of any such notice, this Lease shall be deemed extended for the specified period, subject to the provisions of this paragraph "38" without execution of any further instrument.

                (E) This option is personal to the Tenant named herein only. In the event of an assignment of the lease to the Premises by the Tenant named herein, this option shall be null and void and have no force and effect.



                     MORTGAGEE'S SECURITY

               39.      Tenant hereby agrees not to look to
       the Mortgagee as Mortgagee, Mortgagee in possession or successor in title to the property, for accountability for any security deposit required by the Landlord hereunder, unless said sums have actually been received by such Mortgagee as security for the Tenant's performance of this lease.



                         GUARD SERVICE

               40.      The Landlord at its option, may
       furnish a Security Guard device for the Building and other structures located in the complex known as Airport International Plaza, in which event the Tenant will pay to Landlord its proportionate share of actual cost amount will be payable to the Landlord as additional rent with the Tenant to Landlord hereunder.
        Tenant's proportionate share of such cost shall be
       that fraction of which the numerator shall be 25,000
       and the denominator shall be the total number of rentable square feet of space in all the premises covered by such Security Guard Service. However, Tenant's proportionate share of such cost shall not exceed $1,500.00 in any calendar year, i.e. $.06 per rentable square foot of demised premises which is 25,000 square feet.


               IN WITNESS WHEREOF, the parties have executed this agreement as of the day and year first above written.

                                  AIP ASSOCIATES



                                  By: /s/ Roger Rechler
                                  _____________________
                                  Partner

                                  SCIENTIFIC INDUSTRIES INC.



                                  By: /s/Anita C. Pulver
                                  ______________________

       STATE OF NEW YORK )
                        ) ss.:
       COUNTY OF SUFFOLK )

               On this 2nd day of November, 1989, before me personally came Roger Rechler, to me known, who thereupon made solemn oath and acknowledged before me that he is a member of AIP ASSOCIATES, the partnership in whose behalf he acts and whose name he executed the foregoing instrument.



                                  /s/Muriel Klopsis
                                  _________________
                                  Notary Public


       STATE OF NEW YORK )
                        ) ss.:
       COUNTY OF         )

               On this  day of            , 1989, before me
       personally came Anita C. Pulver to me known, who being by me duly sworn, did depose and say that he resides at 4 Hawthorne Street, Mt. Sinai, NY 11766 that he is Vice President of SCIENTIFIC INDUSTRIES INC., the corporation described in and which executed the foregoing instrument; that he knows the seal of the said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of the said corporation; and that he signed his thereto by like order.



                                  /s/Claire P. McAuliffe
                                  ______________________
                                  Notary Public